Exhibit 99.1
Copano Energy NASDAQ: CPNO Wachovia Pipeline and MLP Conference New York, NY December 5 - 6, 2007

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements in this presentation include statements related to Cantera's expected future results of operations. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through acquisitions - over 40 acquisitions plus extensive construction and integration projects Significant pipeline growth - from 23 miles to over 6,000 active miles Six processing plants (a) - 1,070 MMcf/d of combined processing capacity Prominent producer services franchise in three active producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma and Northern Fort Worth Basin in Texas Rocky Mountains - Powder River Basin in Wyoming (a) includes majority interest in Southern Dome, LLC

Overview Strong producer and customer focus Highly competitive and flexible services Provides midstream services to approximately 1,600,000 MMBtu/day of natural gas Financial Profile - LTM 9/30/07: Revenue (a): $991.2 million Total Segment Gross Margin (a): $188.1 million EBITDA (a): $122.1 million Current Equity Market Cap: $2.2 billion (b) Current Enterprise Value: $2.8 billion (b) (a) Total Segment Gross Margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. Metrics do not include Cantera results from operations. (b) Equity value as of November 30, 2007. Reflects Cantera acquisition financings.

Copano's LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

LLC Benefits No entity-level taxation No general partner splits ("incentive distribution rights") Reduces cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Distribution Growth (1) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split. (2) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004. On October 17, 2007, Copano announced its eleventh consecutive (3Q 2007) increase in quarterly distributions since its IPO. The distributions were paid on November 14, 2007 to holders of record of Common Units at the close of business on November 1, 2007.

CPNO Distributions vs. MLP with IDR's Note: Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP. Copano's Q3 2007 distribution is approximately 31% higher as an LLC than if it were a traditional MLP with IDRs

General Partner Incentive Distribution Loads Note: Market data as of 11/30/07 (1) To be adjusted pending shareholder vote of announced transaction between MWE & MWP

Total Return Performance (a) Copano has also outperformed both the Alerian MLP Total Return Index (AMZX) and the S&P 500 in terms of total return since its IPO Source: Bloomberg (a) As of November 30, 2007. Assumes distributions reinvested. +346% +54% +27%

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Impact of Resource Play Gas in Strategic Acquisitions Copano defines a resource play as any large scale development play driven by execution rather than geologic risk Through strategic acquisitions, Copano's access to resource play gas has increased significantly

Copano's Natural Gas Resource Plays * Play Location Acquisition Date Copano Service Commenced Hunton/Limestone De-watering Central Oklahoma ScissorTail August 2005 Osage Coalbed Methane North Central Oklahoma ScissorTail August 2005 Woodford Shale Southeast Oklahoma ScissorTail and Cimmarron June 2006 Tri-County Barnett Shale Interval Oil Play North Texas Cimmarron May 2007 Powder River Basin Coalbed Methane Wyoming Cantera October 2007 * Geologic, engineering and drilling economics information are based on discussions with producers, independent reservoir engineers and other industry information sources but, has not been independently verified.

Mid-Continent One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma and Northern Fort Worth Basin Approximately 3,800 miles of active natural gas gathering pipelines Long-term agreements with remaining terms ranging up to approximately 13 years Approximately 30 drilling rigs currently active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 4 processing plants (includes majority-owned Southern Dome) Current inlet capacity of 170 MMcf/d LTM 9/30/07 Segment Gross Margin (a): $104.1 million (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. Texas Oklahoma

Hunton/Limestone De-watering Location Central Oklahoma Copano System Stroud Potential Total Acreage of Play Approximately 1.5 - 2 million acres in Copano's operating region Approximate Copano Acreage Commitment 1.3+ million acres Expected Well Density 160 - 320 acres (eventual downsizing likely) Typical Expected EUR/well 1.2 Bcf Typical Gas Quality 6+ GPM with nitrogen Projected Typical F&D Costs $1.70/Mcf Notes Producers also recover condensate with rich gas

Rocky Mountains - Cantera Acquisition Assets primarily located in Powder River Basin 51.0% managing member interest in Bighorn Gas Gathering, LLC 37.04% managing member interest in Fort Union Gas Gathering, LLC Establishes Copano's presence in the Rocky Mountains and the prolific Powder River Basin Reserves are long-lived with significant upside Over 1,000,000 dedicated acres in Bighorn and 3,000,000 acre area of mutual interest at Fort Union 100% fee-based contracts As adjusted for the acquisition, Copano's estimated 2008 fixed fee volumes grow from 28% to over 50% Excellent Organization Experienced personnel with headquarters in Denver, CO Established systems and processes Led by John Raber, a senior member of Copano management

Powder River Basin Coalbed Methane Location Wyoming Copano System Bighorn & Fort Union Potential Total Acreage of Play 5.5 million acres Approximate Copano Acreage Commitment Bighorn - over 1 million acres Fort Union - 3 million acres (area of mutual interest) Expected Well Density 80 acres (Wyoming statewide proration rule) Typical Expected EUR/well 500 MMcf (varies) Typical Gas Quality Pipeline quality gas (delivered at very low pressure) Projected Typical F&D Costs $2.15 - $3.25/Mcf Notes Most active coalbed methane play in the U.S.

Texas Gulf Coast Pipelines One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region Nearly 1,800 miles of natural gas gathering, intrastate transmission pipelines (includes majority-owned Webb/Duval) and natural gas liquids pipelines Strong drilling activity particularly on Central Gulf Coast, Mestena Grande and Copano Bay systems Decline rates generally moderate compared to Offshore Gulf of Mexico LTM 9/30/07 Segment Gross Margin (a): $41.9 million TX (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 93% Fuel consumption by 80% Sheridan NGL Pipeline: 104 miles Brenham NGL Pipeline (a): 46 miles LTM 9/30/07 Segment Gross Margin (b): $56.0 million (a) Leased from Kinder Morgan. (b) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Producer Relationships Note: Partial list for Texas Gulf Coast, Mid-Continent and Rocky Mountains Mestena Operating, Ltd.

Highly-Rated Service Provider In the 2006 Natural Gas Midstream Services Survey conducted by EnergyPoint Research, Houston, among all respondents Copano rated: #2 Overall - all service categories and geographic regions #1 Onshore Gas Gathering - all geographic regions #1 Texas Intrastate - all service categories #1 Reliability, Capacity and Condition of Field Assets (a) #1 Health, Safety and Environmental Practices (a) #1 Administrative, Scheduling and Accounting Personnel (a) Among primary decision makers, Copano rated #1 overall and in most categories (a) All service categories and geographic regions

Organic Growth & Bolt-on Capital Spending Strong organic growth and bolt-on capital spending program Texas and Mid-Continent (exclusive of Rocky Mountains) Over $50 million in 2006 Approximately $55 million through September 2007 Approximately $30 million of identified projects through the remainder of 2007 Potential 2008 capital spending Cimmarron - approximately $50 million All other areas - over $70 million Mid-Continent projects include: Gathering and compression expansion ongoing Expansion of Paden Plant (completed Q2 2007) Nitrogen Rejection Unit estimated completion Q1 2008 Texas Gulf Coast projects include: Williams Field Services South Texas Assets purchased Q3 2006 Normanna Lateral purchased Q3 2006 Driscoll Lateral purchased Q1 2007 Houston Central CO2 treating capacity expansion completed Q4 2006

Hedging Program and Risk Management On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of the net operational short natural gas position when we operate our Houston Central Plant in a processing mode Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane, normal butane and natural gasoline through 2011 Puts on WTI crude oil through 2011 to hedge natural gasoline and condensate

Financial Structure Strong capitalization at September 30, 2007 Total Debt to Enterprise Value of 18% (1) 23% pro forma for Cantera acquisition Total Debt to LTM EBITDA of 2.9x Approximately 3.3x projected at year-end 2007 pro forma for Cantera acquisition (2) Broad institutional unitholder and noteholder base Strong capital support for acquisitions Moody's ratings: B1 Corporate Family Rating B2 Senior Notes Rating Positive outlook S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (1) Equity value as of November 30, 2007. (2) Total debt to EBITDA calculations based on definitions contained in Copano's debt agreements.

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than the MLP peer group Q3 2007 distribution coverage of 160% Target total leverage: below 4.0x Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Follow-on equity offering closed in December 2006 Finance accretive acquisitions with balanced combination of long- term debt and equity Cimmarron acquisition 49% equity financed (1) Cantera acquisition 62% equity financed (1) Includes $15 million for additional 30% undivided interest in the Tri-County System (all debt financed).

Experienced Management Team and Board of Directors 19 senior managers average 24 years of experience in the industry Ownership by ALL employees including LTIP participation Management and employees beneficially owned approximately 8% of outstanding units at September 30, 2007 (pro forma for Cantera acquisition) (a) Six of the seven Board members are independent (a) Excludes 249,036 restricted common units, 89,170 phantom units and 1,352,073 options to acquire common units, of which 334,505 are exercisable as of September 30, 2007. Restricted common units, phantom units and options represent approximately 2.9% of current outstanding units.

(c) $35.1 $55.0 $101.6 $143.5 (c) 52.1% CAGR (2002 - 2006) $188.1 Total Segment Gross Margin (a) (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Includes $0.4, $1.4 and $(13.8) million of Corporate Segment gross margin for the periods ending 12/31/05, 12/31/06 and LTM 9/30/07 respectively. $188.1

Combined EBITDA (a) (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Texas Gulf Coast results for 12/31/05, 12/31/06 and LTM 9/30/07 periods include all corporate G&A expenses. $14.3 $26.4 $64.7 $97.5 (c) (c) 73.6% CAGR (2002 - 2006) $130.0 $122.1

Key Investment Merits Assets are strategically located in active natural gas supply areas and are scalable Our contracts and asset mix provide operating flexibility to mitigate processing margin risk We provide an integrated and comprehensive package of midstream services We have knowledgeable and experienced employees with significant ownership interests in us Our LLC structure is tax-advantaged, reduces the cost of equity capital, and allows unitholders to elect directors We have a flexible financial structure and have a proven track record of growth

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define our total segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view total segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to total segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total segment gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy NASDAQ: CPNO